SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  July 1, 2002



               FREEPORT-McMoRan COPPER & GOLD INC.


    Delaware                  1-9916               74-2480931

(State or other            (Commission            (IRS Employer
jurisdiction of            File Number)           Identification
incorporation or                                      Number)
organization)


                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000

Item 5.  Other Events and Regulation FD Disclosures

Freeport-McMoRan Copper & Gold Inc. reports second-quarter 2002 sales volumes affected by timing of mine operations and severe weather (Exhibit 99.1).




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              FREEPORT-McMoRan COPPER & GOLD INC.


                              By: \s\ C. Donald Whitmire, Jr.
                                   ------------------------------
                                         C. Donald Whitmire, Jr.
                                    Vice President and Controller-
                                          Financial Reporting
                                       (authorized signatory and
                                      Principal Accounting Officer)

Date:  July 3, 2002




               Freeport-McMoRan Copper & Gold Inc.
                          Exhibit Index

Exhibit
Number
------
99.1 Press release dated July 1, 2002, "Freeport-McMoRan Copper &
     Gold Inc. Reports Second-Quarter 2002 Sales Volumes Affected By Timing Of Mine Operations and Severe Weather."